HUDSON HIGHLAND GROUP Q1 2009 EARNINGS CALL May 5, 2009 Exhibit 99.1

Forward Looking Statements
Please be advised that except for historical information, the statements made during this presentation and in these slides constitute forward-
looking statements under applicable securities laws. Such forward-looking statements involve certain risks and uncertainties, including statements regarding the company's strategic direction, prospects and future results.
Certain factors, including factors outside of our control, may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which we operate, risks associated with acquisitions, competition, seasonality and the other risks discussed in our filings made with the
Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The company assumes no obligation, and expressly disclaims any obligation, to review or confirm analysts' expectations or estimates or to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Q1 2009 Consolidated Financial Results
$US in Millions
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
(2)
CC represents constant currency variance.
$117.3 $72.3 38% SG&A
CC 26%
$0.05 ($0.22) Diluted EPS
$1.4 ($5.6) Net Income
$1.6 ($19.7) Op Income
CC 249%
$6.8 ($10.0) 246% Adj. EBITDA
(1)
CC 39%
$124.2 $62.3 50% Gross Margin
CC 31%
$294.0 $165.0 44% Revenue
Q1 2008 Q1 2009
B / W

Q1 2009 Regional Data – Hudson Americas
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
$21.6 $14.1 35% SG&A
1.5% (7.2%) Adj. EBITDA %
$1.2 ($3.2) Adj. EBITDA
(1)
$22.8 $11.0 52% Gross Margin
$83.3 $44.0 47% Revenue
Q1 2008 Q1 2009
$US in Millions
B / W

$52.7 $32.0 39% SG&A
CC
24%
5.2% (2.1%) Adj. EBITDA %
CC
134%
$5.8 ($1.4) 124% Adj. EBITDA
(1)
CC 35%
$58.5 $30.6
48%
Gross Margin
CC
24%
$111.3 $66.2
41%
Revenue
Q1 2008 Q1 2009
Q1 2009 Regional Data – Hudson Europe
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
$US in Millions
B / W

Q1 2009 Regional Data – Hudson Asia Pacific
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
$37.1 $21.4 42% SG&A
CC 26%
5.8% (1.3%) Adj. EBITDA %
CC 105%
$5.8 ($0.7) 112% Adj. EBITDA
(1)
CC 37%
$42.9 $20.7 52% Gross Margin
CC 25%
$99.4 $54.7 45% Revenue
Q1 2008 Q1 2009
$US in Millions
B / W

Q1 2009 Global Product Split
Q1 2009 Gross Margin
43%
17%
40%
Permanent
Recruitment
Temporary
Contracting
Talent
Mgmt.
77%
Temporary
Contracting
Permanent
Recruitment
Talent
Mgmt.
16%
7%
Q1 2009 Revenue
(1)
Product percentages above include “other revenue” or “other gross margin,” which are allocated to each category based on its percentage of total revenue or gross margin excluding “other revenue” or “other gross margin.”

8 Q1 2009 Regional Split Q1 2009 Gross Margin Europe Asia Pacific Americas 49% 33% 18% Q1 2009 Revenue Europe Asia Pacific Americas 40% 33% 27%

(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
Adjusted EBITDA Progress
$US in Millions
($0.4)
$11.1
$13.4
$2.7
$4.0
($0.3)
$6.4
$8.4
$11.1
$(4.8)
$4.7
$12.0
($2.6)
$6.5
$11.5
$6.8
$(10.0)
(12.0)
(8.0)
(4.0)
0.0
4.0
8.0
12.0
16.0
Q1 Q2 Q3 Q4
2005 2006 2007 2008 2009

Q1 2009 vs Q1 2008 – Regional Adj. EBITDA Margin
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill.
-2.1%
-1.3%
-6.1%
5.8%
5.2%
1.5%
2.3%
-7.2%
-9.0% -6.0% -3.0% 0.0% 3.0% 6.0% 9.0%
Hudson Americas
Hudson Europe
Hudson Asia
Pacific
Total
Q1 2009
Q1 2008

Balance Sheet - Select Items
$US in Millions
108 103
Shareholders' Equity
$5 $11
Short-term Borrowings
December 31,
2008
March 31,
2009
Selected Liabilities
128 104 Accounts Receivables
$49 $46 Cash
December 31,
2008
March 31,
2009
Selected Assets

Q1 Cash Flow Summary
$US in Millions
QTD QTD
Mar-09 Mar-08
Net (loss) income
(5.6) $         1.4 $
Depreciation and amortization 3.8             4.0
Stock-based compensation
0.4             1.1
Gain on asset disposition (11.6)          (2.8)
Change in accounts receivable
23.0           (12.1)
Change in accounts payable and other liabilities (18.4)          (9.6)
Other
0.8             (2.0)
Cash from operations (7.6)            (20.2)
Capital expenditures (0.5)            (2.2)
Free cash flow (8.1)            (22.3)
Payments for acquisitions and intangibles, net
- (0.6)
Proceeds from the sale of assets - 11.0
Net borrowings (repayments)
6.0             1.6
Purchase of treasury shares (0.7)            (5.3)
Other
(0.1)            0.0
Effect of exchange rates
(0.1)            1.6
Change in cash (2.9)            (14.0)

Q1 2009: Hudson Americas Practice Groups
Q1 2009 Revenue
Legal
IT&T
58%
26%
13%
3%
Financial
Solutions
Q1 2009 Gross Margin
Legal
Recruitment &
Talent Mgmt.
46%
26%
15%
13%
Financial
Solutions
IT&T
Recruitment &
Talent Mgmt.

14 Q1 Regional Gross Margin Composition: Europe Q1 2009 Gross Margin: United Kingdom Continental Europe Asia Pacific Q1 2009 Gross Margin: Australia / New Zealand Asia 62% 38% 79% 21%

15 Q1 Temporary Contracting Gross Margin by Region 21.6% 20.5% HHGP Total 17.4% 16.8% Asia Pacific 23.0% 22.8% Europe 24.0% 21.7% Americas Q1 2008 Q1 2009

17 Appendix

Q1 09 - Regional Gross Margin Mix
15% 55% 30% Asia Pacific
40%
90%
40%
45%
45%
45%
15%
Perm
35% 20% Cont Europe
20% 40% ANZ
10% -- Asia
20% 40% HHGP Total
5% 50% UK
25% 30% Europe
-- 85% Americas
Talent
Mgmt
Temp
Approximate mix of gross margin by product around the globe

EBITDA Reconciliation, Full Year
$US in Millions
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
2008
Americas Europe Asia Pac Corp Total
Revenue 273.6 411.5 389.6 - 1,074.7
Gross margin 75.0 216.3 167.4 - 458.6
Adjusted EBITDA
(1)
4.0 23.0 23.5 (28.3) 22.3
Acquisition-related exp - - - - -
Reorg expense 3.1 3.0 4.3 1.0 11.4
M&I expense 0.0 0.0 - - 0.0
Goodwill and other
impairment charges
40.7 19.6 6.7
-
67.1
EBITDA
(1)
(39.8) 0.4 12.5 (29.3) (56.2)
D&A 4.6 5.8 4.0 0.2 14.7
Operating income (loss) (44.4) (5.4) 8.5 (29.5) (70.9)
2007
Americas Europe Asia Pac Corp Total
Revenue 291.5 466.4 409.1 - 1,167.0
Gross margin 87.5 237.5 175.0 - 500.0
Adjusted EBITDA
(1)
(0.1) 33.4 34.4 (26.5) 41.1
Acquisition-related exp 3.6 1.7 - - 5.3
Reorg expense 0.5 2.4 (0.0) 1.4 4.4
M&I expense (0.1) - - (0.7) (0.8)
EBITDA
(1)
(4.2) 29.2 34.4 (27.2) 32.2
D&A 4.4 6.0 3.7 0.3 14.4
Operating income (loss) (8.5) 23.1 30.7 (27.5) 17.8
Hudson
Hudson
2006
Americas Europe Asia Pac Corp Total
Revenue 306.7 454.4 382.0 - 1,143.1
Gross margin 91.5 207.6 148.9 - 447.9
Adjusted EBITDA
(1)
(5.4) 24.9 29.3 (27.7) 21.1
Acquisition-related exp - 1.7 - - 1.7
Reorg expense 1.8 2.7 0.7 0.7 5.9
M&I expense 0.4 0.0 (0.0) - 0.4
EBITDA
(1)
(7.6) 20.5 28.6 (28.4) 13.2
D&A 6.3 6.9 2.9 3.4 19.5
Operating income (loss) (13.9) 13.7 25.7 (31.8) (6.3)
2005
Americas Europe Asia Pac Corp Total
Revenue 291.2 450.0 378.4 - 1,119.6
Gross margin
91.5 189.1 143.8
-
424.4
Adjusted EBITDA
(1)
5.0 12.6 26.1 (37.4) 6.2
Acquisition-related exp - - - - -
Reorg expense 0.5 (0.0) 0.0 - 0.5
M&I expense (0.0) - (0.0) - (0.1)
EBITDA
(1)
4.5 12.6 26.1 (37.4) 5.8
D&A 5.1 4.3 6.3 0.6 16.3
Operating income (loss) (0.6) 8.3 19.7 (38.0) (10.5)
Hudson
Hudson

EBITDA Reconciliation, Q1
$US in Millions
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
Q1 2007
Americas Europe Asia Pac Corp Total
Revenue 76.5 117.0 91.7 - 285.3
Gross margin 22.1 56.6 37.1 - 115.8
Adjusted EBITDA
(1)
(1.4) 6.6 5.7 (6.2) 4.7
Acquisition-related exp - 0.3 - 0.3
Reorg expense 0.7 2.4 - (0.1) 3.1
M&I expense - - - - -
EBITDA
(1)
(2.1) 3.8 5.7 (6.2) 1.2
D&A 1.1 1.6 0.8 0.1 3.6
Operating income (loss) (3.2) 2.2 4.9 (6.3) (2.4)
Q1 2006
Americas Europe Asia Pac Corp Total
Revenue 72.8 110.3 88.6 - 271.7
Gross margin 18.4 48.6 33.7 - 100.7
Adjusted EBITDA
(1)
(6.8) 5.4 4.4 (7.9) (4.8)
Acquisition-related exp - - - - -
Reorg expense - - (0.0) - (0.0)
M&I expense - - - - -
EBITDA
(1)
(6.8) 5.4 4.4 (7.9) (4.8)
D&A 1.5 1.6 0.7 0.2 4.0
Operating income (loss) (8.2) 3.8 3.8 (8.1) (8.8)
Hudson
Hudson
Q1 2009
Americas Europe Asia Pac Corp Total
Revenue 44.0 66.2 54.7 - 165.0
Gross margin 11.0 30.6 20.7 - 62.3
Adjusted EBITDA
(1)
(3.2) (1.4) (0.7) (4.7) (10.0)
Acquisition-related exp - - - - -
Reorg expense 1.6 2.4 1.9 - 5.9
M&I expense - - - - -
EBITDA
(1)
(4.8) (3.8) (2.6) (4.7) (15.9)
D&A 1.0 1.8 0.9 0.1 3.8
Operating income (loss) (5.8) (5.6) (3.5) (4.8) (19.7)
Q1 2008
Americas Europe Asia Pac Corp Total
Revenue 83.3 111.3 99.4 - 294.0
Gross margin 22.8 58.5 42.9 - 124.2
Adjusted EBITDA
(1)
1.2 5.8 5.8 (5.9) 6.8
Acquisition-related exp - - - - -
Reorg expense 1.5 (0.2) 0.1 - 1.3
M&I expense (0.0) 0.1 - - 0.1
EBITDA
(1)
(0.2) 5.9 5.7 (5.9) 5.4
D&A 1.2 1.6 1.0 0.1 3.8
Operating income (loss) (1.4) 4.3 4.7 (6.0) 1.6
Hudson
Hudson

EBITDA Reconciliation, Q1
$US in Millions
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
Q1 2005
Americas Europe Asia Pac Corp Total
Revenue 74.5 114.2 88.1 - 276.8
Gross margin 22.6 47.4 32.4 - 102.4
Adjusted EBITDA
(1)
0.9 3.1 5.9 (10.1) (0.3)
Acquisition-related exp - - - - -
Reorg expense 0.6 (0.1) (0.0) - 0.5
M&I expense (0.0) - - - (0.0)
EBITDA
(1)
0.3 3.2 5.9 (10.1) (0.8)
D&A 0.9 0.9 2.4 0.1 4.4
Operating income (loss) (0.6) 2.3 3.5 (10.3) (5.1)
Hudson

EBITDA Reconciliation, Q2
$US in Millions
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
Q2 2008
Americas Europe Asia Pac Corp Total
Revenue 71.5 116.8 115.9 - 304.3
Gross margin 20.2 64.5 50.9 - 135.6
Adjusted EBITDA
(1)
1.7 10.0 9.0 (9.2) 11.5
Acquisition-related exp - - - - -
Reorg expense 0.2 0.8 - - 1.1
M&I expense 0.0 (0.1) - - (0.0)
EBITDA
(1)
1.5 9.2 9.0 (9.2) 10.5
D&A 1.2 1.3 1.0 0.1 3.5
Operating income (loss) 0.3 7.9 8.0 (9.3) 7.0
Q2 2007
Americas Europe Asia Pac Corp Total
Revenue 70.8 120.8 103.6 - 295.2
Gross margin 21.2 62.7 44.1 - 128.0
Adjusted EBITDA
(1)
(1.3) 10.6 9.2 (6.5) 12.0
Acquisition-related exp 3.6 0.3 - - 3.9
Reorg expense (0.0) (0.0) 0.0 1.6 1.6
M&I expense (0.0) - - - (0.0)
EBITDA
(1)
(4.8) 10.3 9.2 (8.1) 6.6
D&A 1.2 1.6 0.9 0.1 3.8
Operating income (loss) (6.0) 8.7 8.3 (8.2) 2.8
Hudson
Hudson
Q2 2006
Americas Europe Asia Pac Corp Total
Revenue 80.2 116.5 96.6 - 293.2
Gross margin 23.8 54.0 38.8 - 116.6
Adjusted EBITDA
(1)
(3.0) 7.9 8.3 (6.8) 6.4
Acquisition-related exp - - - - -
Reorg expense 0.2 (0.1) - 0.3 0.5
M&I expense 0.1 - - - 0.1
EBITDA
(1)
(3.3) 8.0 8.3 (7.2) 5.8
D&A 1.3 1.7 0.7 0.2 3.8
Operating income (loss) (4.5) 6.3 7.6 (7.3) 2.0
Q2 2005
Americas Europe Asia Pac Corp Total
Revenue 71.4 116.0 101.2 - 288.6
Gross margin 22.3 50.1 38.9 - 111.3
Adjusted EBITDA
(1)
0.6 4.2 8.5 (9.4) 4.0
Acquisition-related exp - - - - -
Reorg expense (0.1) - - - (0.1)
M&I expense 0.0 - - - 0.0
EBITDA
(1)
0.7 4.2 8.5 (9.4) 4.1
D&A 1.0 0.8 2.1 0.1 4.1
Operating income (loss) (0.3) 3.4 6.4 (9.5) (0.1)
Hudson
Hudson

EBITDA Reconciliation, Q3
$US in Millions
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
Q3 2006
Americas Europe Asia Pac Corp Total
Revenue 79.4 114.4 102.2 - 296.0
Gross margin 24.9 51.0 39.8 - 115.7
Adjusted EBITDA
(1)
2.0 4.2 9.6 (7.4) 8.4
Acquisition-related exp - 0.8 - - 0.8
Reorg expense 1.2 0.6 0.1 0.2 2.1
M&I expense 0.0 0.0 - - 0.0
EBITDA
(1)
0.8 2.8 9.6 (7.6) 5.5
D&A 1.1 1.7 0.7 0.2 3.7
Operating income (loss) (0.3) 1.1 8.9 (7.8) 1.9
Q3 2005
Americas Europe Asia Pac Corp Total
Revenue 73.7 109.9 99.8 - 283.3
Gross margin 23.5 45.4 37.7 - 106.5
Adjusted EBITDA
(1)
2.1 2.8 7.5 (9.8) 2.7
Acquisition-related exp - - - - -
Reorg expense - - - - -
M&I expense - - - - -
EBITDA
(1)
2.1 2.8 7.5 (9.8) 2.7
D&A 1.7 0.9 0.9 0.1 3.7
Operating income (loss) 0.4 1.9 6.6 (9.9) (1.0)
Hudson
Hudson
Q3 2008
Americas Europe Asia Pac Corp Total
Revenue 66.5 99.1 104.5 - 270.1
Gross margin 18.0 50.5 45.0 - 113.5
Adjusted EBITDA
(1)
1.6 3.2 7.6 (6.0) 6.5
Acquisition-related exp - - - - -
Reorg expense 0.1 0.8 1.9 - 2.8
M&I expense (0.0) 0.0 - - 0.0
EBITDA
(1)
1.5 2.4 5.7 (6.0) 3.6
D&A 1.2 1.5 1.2 0.1 3.9
Operating income (loss) 0.3 0.9 4.6 (6.1) (0.3)
Q3 2007
Americas Europe Asia Pac Corp Total
Revenue 75.7 115.0 108.5 - 299.2
Gross margin 23.2 58.4 46.7 - 128.3
Adjusted EBITDA
(1)
1.4 6.1 10.4 (6.8) 11.1
Acquisition-related exp - 0.3 - - 0.3
Reorg expense (0.1) (0.0) (0.0) 0.0 (0.1)
M&I expense (0.0) - - (0.7) (0.8)
EBITDA
(1)
1.4 5.7 10.4 (6.0) 11.6
D&A 1.0 1.5 1.0 0.0 3.5
Operating income (loss) 0.4 4.3 9.4 (6.1) 8.1
Hudson
Hudson

EBITDA Reconciliation, Q4
$US in Millions
(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation, amortization, and also excludes merger and integration costs, business reorganization, acquisition-related compensation and impaired goodwill. A reconciliation of EBITDA to operating income (loss) is included in the presentation.
Q4 2008
Americas Europe Asia Pac Corp Total
Revenue 52.4 84.2 69.8 - 206.4
Gross margin 14.0 42.8 28.6 - 85.4
Adjusted EBITDA
(1)
(0.5) 4.0 1.1 (7.1) (2.6)
Acquisition-related exp - - - - -
Reorg expense 1.2 1.6 2.3 1.0 6.2
M&I expense -
0.0
- -
0.0
Goodwill and other
impairment charges
40.7 19.6 6.7
-
67.1
EBITDA
(1)
(42.5) (17.2) (8.0) (8.1) (75.8)
D&A 1.1 1.3 0.9 0.1 3.4
Operating income (loss) (43.6) (18.5) (8.9) (8.2) (79.2)
Q4 2007
Americas Europe Asia Pac Corp Total
Revenue 68.5 113.6 105.3 - 287.3
Gross margin 21.0 59.8 47.1 - 127.9
Adjusted EBITDA
(1)
1.2 10.1 9.1 (7.0) 13.4
Acquisition-related exp - 0.8 - - 0.8
Reorg expense (0.1) (0.0) (0.0) (0.1) (0.3)
M&I expense 0.0 - - 0.0 0.0
EBITDA
(1)
1.3 9.3 9.1 (6.9) 12.8
D&A 1.1 1.4 1.0 0.0 3.5
Operating income (loss) 0.3 7.9 8.1 (6.9) 9.3
Hudson
Hudson
Q4 2006
Americas Europe Asia Pac Corp Total
Revenue 74.3 113.2 94.6 - 282.2
Gross margin 24.4 53.9 36.6 - 114.9
Adjusted EBITDA
(1)
2.3 7.4 6.9 (5.5) 11.1
Acquisition-related exp - 0.9 - - 0.9
Reorg expense 0.3 2.2 0.7 0.1 3.3
M&I expense 0.3 - (0.0) - 0.3
EBITDA
(1)
1.7 4.3 6.3 (5.7) 6.6
D&A 2.5 1.8 0.8 2.9 8.0
Operating income (loss) (0.8) 2.5 5.5 (8.6) (1.4)
Q4 2005
Americas Europe Asia Pac Corp Total
Revenue 71.6 110.0 87.1 - 268.7
Gross margin 23.1 46.2 32.6 - 101.9
Adjusted EBITDA
(1)
1.4 2.5 3.8 (8.2) (0.4)
Acquisition-related exp - - - - -
Reorg expense - 0.0 0.0 - 0.1
M&I expense - - (0.0) - (0.0)
EBITDA
(1)
1.4 2.4 3.8 (8.2) (0.4)
D&A 1.4 1.7 0.9 0.2 4.2
Operating income (loss) (0.0) 0.7 3.0 (8.3) (4.6)
Hudson
Hudson